EXHIBIT 10.37

ASSIGNMENT OF LEASE AGREEMENTS

THIS ASSIGNMENT OF LEASE AGREEMENT ("Lease Assignment") is made and entered into this 4th day of February, 2020, by and between, on the one hand, David M. Carlson, Dorrinda M. Carlson, Enterprise Focus, Inc., a Washington corporation, and Clever Capital, LLC, a Washington limited liability company (collectively, "Carlson" or "Assignor") and, on the other hand, Mark D. Waldron, in his capacity as the Chapter 11 Trustee (the "Trustee" or "Assignee") acting on behalf of and representing the estate (the "Estate") in the bankruptcy case (the "Bankruptcy Case") of Giga Watt, Inc., ("Giga Watt" or the "Debtor") which is pending in the U.S. Bankruptcy Court for the Eastern District of Washington (the "Bankruptcy Court") and assigned Case No. 18-03197.

RECITALS

WHEREAS, in January 2020, Carlson and the Trustee (also referred to herein collectively as the "Parties" and each individually as a "Party") entered into that certain Settlement Agreement and General Release of Claims (the "Settlement Agreement").

WHEREAS, pursuant to the Settlement Agreement, and subject to Bankruptcy Court approval of the Settlement Agreement and of this Lease Assignment, Carlson has agreed to assign to the Trustee any right, title or interest that Carlson has, claims to have, or may have with respect to any leasehold interest in the premises commonly known as 474 Highline Drive, East Wenatchee, Washington (the "TNT Facility"), including, but not limited to:

Building A Lease. That certain agreement entitled, Commercial Lease Agreement, dated June 24, 2015 and Addendum to Commercial Lease Agreement, dated July 1, 2015, by and between TNT Business Complexes, LLC, on the one hand, and David M. Carlson and Enterprise Focus, Inc., on the other hand, pursuant to which TNT Business Complexes LLC ("TNT") leased Building A of the TNT Facility to David M. Carlson and Enterprise Focus, Inc. or one or more of their affiliates (the "Building A Lease").

Building C Lease. That certain agreement entitled, Commercial Lease Agreement, dated November 14, 2014 and the Addendum, dated November 18, 2014, by and between TNT, on the one hand, and David M. Carlson and Enterprise Focus, Inc., on the other hand, pursuant to which TNT leased Building C of the TNT Facility to David M. Carlson and Enterprise Focus, Inc., or one or more of their affiliates (the "Building C Lease").

Buildings B & H Lease. That certain agreement entitled, Commercial Lease Agreement, dated June 21, 2013, by and between Darel E. Thompson and Patricia C. Thompson d/b/a TNT Business and Warehouse Complex, on the one hand, and David M. Carlson and Enterprise Focus, Inc., on the other hand; that certain Lease Addendum, dated June 21, 2013, by and between Darel E. and Patricia C. Thompson d/b/a TNT Business Warehouse Complex, on the one hand, and David M. Carlson, on the other; that certain Leases Addendum to Building H, dated September 1, 2013, by and between Darel E. Thompson and Patricia C. Thompson d/b/a TNT Business Warehouse Complex, on the

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one hand, and David M. Carlson, on the other; that certain agreement entitled, Commercial Lease Agreement, dated February 7, 2014, by and between TNT Business Complexes LLC, on the one hand, and David M. Carlson and Enterprise Focus, Inc., on the other; that certain Addendum to Commercial Lease Agreement, dated February 8, 2014, by and between TNT Business Complexes LLC and David M. Carlson; and that certain agreement entitled, Commercial Lease, dated August 1, 2018, by and between TNT, on the one hand, and David M. Carlson and Enterprise Focus, Inc., on the other hand (collectively, the "Buildings B and H Lease").

WHEREAS, pursuant to that certain agreement, entitled Commercial Lease, dated November 16, 2018, by and between Clever Capital, LLC, on the one hand, and Giga Watt, on the other, Clever Capital, LLC purported, inter alia, to lease to Giga Watt Buildings A, B and H of the TNT Facility (the "November 16 Agreement").

WHEREAS, pursuant to the Settlement Agreement, the Parties wish to resolve the disputes between them including, but not limited to, disputes relative to the TNT Facility.

AGREEMENT

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

1.          Assignment. Subject to entry of an Order of the Bankruptcy Court approving the Settlement Agreement, Carlson hereby assigns to the Trustee any and all of Carlson's right, title and interest in and to any leasehold interest in the TNT Facility, of any kind, including, but not limited to (i) any leasehold interest in the TNT Leases, including any and all prepaids, deposits and other rights or entitlements of Assignor under the TNT Leases and (ii) any leasehold interest that the November 16 Agreement purported to grant to Carlson, including any and all prepaids, deposits and other rights or entitlements of Assignor under the November 16 Agreement.

[Signatures follow on the next page.]

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IN WITNESS WHEREOF, the Parties have executed this Settlement Agreement as of the date and year indicated below.

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